SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                                January 13, 2006

                             EARTHSHELL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

          Delaware                   333-13287              77-0322379
(State or other jurisdiction        (Commission           (IRS Employer
      of incorporation)             File Number)        Identification No.)

1301 York Road, Suite 200, Lutherville, Maryland               21093
    (Address of principal executive offices)                 (Zip code)
                 (410) 847-9420
Registrant's telephone number, including area code:

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers.

On January 13, 2006, the Board of Directors (the "Board") of EarthShell ("EarthShell"), a Delaware corporation, received the resignation of Simon K. Hodson as a member of the Board and as the Chairman of the Board, to be effective immediately. Mr. Hodson was recently appointed as Chief Executive Officer of E.Khashoggi Industries, LLC ("EKI"). EarthShell holds an exclusive license on a worldwide basis from EKI to commercialize patented material technology for the manufacture of foodservice disposable packaging. EKI is also the largest shareholder of EarthShell. A new Chairman of the Board will be elected at the next regularly scheduled meeting of EarthShell's Board and the corporate governance committee of the Board will initiate a search for a new director to fill the vacancy on the Board.

On January 20, 2006, EarthShell issued a press release with respect to Mr. Hodson's resignation as Chairman of the Board, which is attached hereto as
Exhibit 10.1.

Item 9.01. Financial Statements and Exhibits

Exhibit            Description                               Location

Exhibit 99.1       Press Release                             Provided herewith


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 20, 2006                        EARTHSHELL CORPORATION


                                              By:    /s/ Scott Houston
                                                     -----------------
                                              Name:  Scott Houston
                                              Title: Chief Financial Officer


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